NAME OF REGISTRANT:
TEMPLETON GLOBAL OPPORTUNITIES TRUST
File No. 811-05914

EXHIBIT ITEM: Terms of new or amended securities
415 P1 03/18
SUPPLEMENT DATED MARCH 12, 2018
TO THE PROSPECTUS DATED MAY 1, 2017 OF
TEMPLETON GLOBAL OPPORTUNITIES TRUST

On February 27, 2018, the Board of Trustees of Templeton
Global Opportunities Trust (Fund) approved a proposal to reorganize the Fund with and into the Templeton Growth Fund, Inc.

It is anticipated that in the second calendar quarter of 2018, shareholders of the Fund will receive a Proxy and a Prospectus/Proxy
 Statement requesting their votes on the reorganization. If approved by Fund shareholders, the transaction is currently expected to be completed on or about August 24, 2018.

Effective at the close of market (1:00 p.m. Pacific time or close of the New York Stock Exchange, whichever is earlier) on April 13, 2018, the Fund will be closed to all new investors except as noted below. Existing investors who had an open and funded account on April 13,
2018 can continue to invest in the Fund through exchanges and additional purchases after such date. The following categories of investors may continue to open new accounts in the Fund after the close of market on April 13, 2018 (1) clients of discretionary investment allocation programs where such programs had investments in the Fund prior to the close of market on April 13, 2018, and
(2) employer sponsored retirement plans or benefit plans and their participants where the Fund was available to participants prior to the close of market on April 13, 2018. The Fund will not accept any additional purchases after the close of market on or about
August 17, 2018. The Fund reserves the right to change this policy at any time.